UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2006

Kona Grill, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51491	20-0216690
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7150 E. Camelback Road, Suite 220, Scottsdale, Arizona		85251
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 922-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 20, 2006, Kona Grill, Inc. (the "Registrant"), issued a press release titled, "Kona Grill, Inc. Opens in Coastland Center in Naples, Florida." The press release issued by the Registrant in connection with the annoucement is attached to this report as Exhibit 99.1. The information in this report on Form 8-K (including the exhibit) is being furnished and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press release dated November 20, 2006 entitled, "Kona Grill, Inc. Opens in Coastland Center in Naples, Florida"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kona Grill, Inc.

November 20, 2006	By:	Mark S. Robinow

Name: Mark S. Robinow
Title: Executive Vice President, Chief Financial Officer, and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 20, 2006 entitled, "Kona Grill, Inc. Opens in Coastland Center in Naples, Florida"